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                                                                   Exhibit 10(b)

                CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

     We hereby consent to the reference to our firm included in Part A and Part B of Global Financial Services Master Trust, filed as part of Registration Statement No. 811-09633.

New York, New York
January 22, 2001                        /s/ Swidler Berlin Shereff Friedman, LLP
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                                        Swidler Berlin Shereff Friedman, LLP